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                                                                    Exhibit 10.9

                                 AMERISAFE, INC.

                2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

1. PURPOSE. The purpose of this 2005 Non-Employee Director Restricted Stock Plan is to attract and retain qualified individuals who are not employed by the Company to serve as Directors.

2.          DEFINITIONS. As used in this Plan,

      (a) "Annual Grant" means a grant of Restricted Stock to a Non-Employee Director in accordance with Section 5 of this Plan.

      (b) "Annual Meeting" means the Company's annual meeting of shareholders.

      (c) "Award" means any award of an Initial Grant or Annual Grant under this Plan.

      (d) "Award Agreement" means a written agreement between the Company and a Non-Employee Director setting forth the terms, conditions and restrictions of the Award granted to the Non-Employee Director.

      (e)         "Board" means the Board of Directors of the Company.

      (f)         "Change in Control" shall have the meaning provided in
            Section 6 of this Plan.

      (g) "Common Shares" means the shares of common stock, par value $0.01 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 3(b) of this Plan.

      (h)         "Company" means AMERISAFE, Inc., a Texas corporation.

      (i) "Date of Grant" means (i) with respect to an Initial Grant, the close of business on the date on which the Non-Employee Director is first elected or appointed to the Board, and (ii) with respect to an Annual Grant, the date on which the Annual Meeting in any calendar year is first convened.

      (j)         "Director" means a member of the Board.

      (k)         "Effective Date" means __________, 2005.

      (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

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      (m)         "Incumbent Directors" means the individuals who, as of the
            Effective Date, are Directors of the Company and any individual becoming a Director subsequent to the date thereof whose election, nomination for election by the Company's shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

      (n) "Initial Grant" means a grant of shares of Restricted Stock to a Non-Employee Director in accordance with Section 4 of this Plan.

      (o) "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share on that date (or if there are no sales on that date, on the next preceding trading date during which a sale occurred) as reported on the Nasdaq National Market System, or if the Common Shares are not then-traded on the Nasdaq National Market System, the principal exchange on which the Common Shares are then trading, or (ii) if clause (i) does not apply, the fair value of the Common Shares as determined by the Board.

      (p) "Non-Employee Director" means each member of the Board from time to time who is not an employee of the Company or any of its Affiliates.

      (q) "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

      (r)         "Plan" means this 2005 Non-Employee Director Plan.

      (s) "Restricted Stock" means Common Shares as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 4 or Section 5 of this Plan has lapsed.

      (t) "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or other securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or other securities (as may be the case in a partnership, limited liability company, business trust or other legal entity), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

      (u) "Total Disability" means the permanent or total disability of a Non-Employee Director, as determined by the Board in good faith.

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      (v)         "Voting Securities" means, at any time, (i) the securities entitled to vote generally in the election of Directors in the case of the Company, or (ii) the securities entitled to vote generally in the election of members of the board of directors or similar body in the case of another legal entity.

3.          SHARES AVAILABLE UNDER THE PLAN.

      (a) Subject to adjustment as provided in Section 3(b) of this Plan, the number of Common Shares that may be issued or transferred as Restricted Stock and released from substantial risk of forfeiture thereof shall not exceed in the aggregate ______ Common Shares. Such shares may be authorized but unissued shares or treasury shares or a combination of the foregoing.

      (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to Awards that are forfeited. The number and type of shares available in Section 3(a) shall also automatically be adjusted to reflect (a) any stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

4.          INITIAL GRANTS

      (a) Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director shall automatically receive an Initial Grant determined by dividing $_______ (prorated as determined below in this Section 4(a)) by the Market Value per Share on the Date of Grant; provided, however, that the number of shares of Restricted Stock shall be rounded downward such that no fractional share shall be issued. If any such person is so elected or appointed other than at an Annual Meeting, the Initial Grant shall be prorated for the number of whole months that such Non-Employee Director will serve until the first anniversary of the immediately preceding Annual Meeting.


      (b) In lieu of the Initial Grant contemplated by Section 4(a), each person who is, or will become, a Non-Employee Director upon the consummation of the Company's initial public offering (the "IPO") of its Common Shares shall, without further action by the Board, automatically receive an Initial Grant determined by dividing $_______ (prorated as determined below in this Section 4(b)) by the initial price to the public in the IPO; provided, however, that the number of shares of Restricted Stock shall be rounded down such that no fractional share shall be issued. The Initial Grant to be made pursuant to this Section 4(b) shall be prorated for the number of whole months that such Non-Employee Director will serve from the consummation of the IPO to June 1, 2006.


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      (c)         Each Initial Grant shall constitute an immediate transfer of the ownership of shares of Restricted Stock to the Non-Employee Director, entitling such Non-Employee Director to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer set forth in this Section 4.

      (d) Each Initial Grant shall provide that the shares of Restricted Stock covered by such Initial Grant shall be subject to a "substantial risk of forfeiture" until the first Annual Meeting after the Date of Grant. Each Initial Grant shall provide that the Non-Employee Director shall forfeit the shares of Restricted Stock covered by such Initial Grant if such Non-Employee Director terminates his or her service with the Company while such shares of Restricted Stock are subject to a substantial risk of forfeiture. Notwithstanding the foregoing, each such Initial Grant shall provide for the immediate lapse of such substantial risk of forfeiture in the event of (i) the Non-Employee Director's death or Total Disability, or (ii) upon a Change in Control.

      (e) Each Initial Grant shall require that any and all dividends or other distributions (other than cash dividends) declared or otherwise distributed thereon be subject to the same restrictions as the underlying Initial Grant.

      (f) Each Initial Grant shall provide that during the period for which such substantial risk of forfeiture has not lapsed, the shares of Restricted Stock shall not be sold or otherwise transferred, other than by will or the laws of descent and distribution.

      (g) Each Initial Grant shall be evidenced by an Award Agreement, which shall contain such terms and provisions not inconsistent with this Plan as the Board may approve. Unless otherwise directed by the Board, all certificates representing shares of Restricted Stock shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Non-Employee Director in whose name such certificates are registered, endorsed in blank.

5.          ANNUAL GRANTS


      (a) Commencing with the Annual Meeting in 2006, each Non-Employee Director who is then elected or is continuing as a Non-Employee Director shall, without any further action of the Board, automatically receive an Annual Grant determined by dividing $_______ by the Market Value per Share on the Date of Grant; provided, however, that the number of shares of Restricted Stock shall be rounded downward such that no fractional share shall be issued.


      (b) Each Annual Grant shall constitute an immediate transfer of the ownership of shares of Restricted Stock to the Non-Employee Director, entitling such Non-Employee Director to voting, dividend and other ownership rights, but subject to

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            the substantial risk of forfeiture and restrictions on transfer set forth in this Section 5.

      (c) Each Annual Grant shall provide that the shares of Restricted Stock covered by such Annual Grant shall be subject to a "substantial risk of forfeiture" until the first Annual Meeting after the Date of Grant. Each Annual Grant shall provide that the Non-Employee Director shall forfeit the shares of Restricted Stock covered by such Annual Grant if such Non-Employee Director terminates his or her service with the Company while such shares of Restricted Stock are subject to a substantial risk of forfeiture. Notwithstanding the foregoing, each such Annual Grant shall provide for the immediate lapse of such substantial risk of forfeiture in the event of (i) the Non-Employee Director's death or Total Disability, or (ii) upon a Change in Control.

      (d) Each Annual Grant shall provide that during the period for which such substantial risk of forfeiture has not lapsed, the shares of Restricted Stock shall not be sold or otherwise transferred, other than by will or the laws of descent and distribution.

      (e) Each Annual Grant shall require that any and all dividends or other distributions (other than cash dividends) declared or otherwise distributed thereon be subject to the same restrictions as the underlying Annual Grant.

      (f) Each Annual Grant shall be evidenced by an Award Agreement, which shall contain such terms and provisions not inconsistent with this Plan as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Stock shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Non-Employee Director in whose name such certificates are registered, endorsed in blank.

6. CHANGE IN CONTROL. For purposes of this Plan, except as may be otherwise defined in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following events:

      (a) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the then outstanding Voting Securities of the Company; provided, however, that for purposes of this Section 6(a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or a Subsidiary of Voting Securities,
            (B) any acquisition of Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (C) any acquisition of Voting Securities by any Person pursuant to a Business Combination that complies with clauses
            (A), (B) and (C) of Section 6(c) below;

      (b)         a majority of the Board ceases to be comprised of Incumbent
            Directors;

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      (c)         consummation of a reorganization, merger or consolidation, a sale or other disposition of all or substantially all of the assets of the Company or other transaction (each, a "Business Combination"), unless, in each case, immediately following the Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Securities immediately prior to the Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (B) no Person (other than the Company, such entity resulting from the Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from the Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding Voting Securities of the entity resulting from the Business Combination; provided, however, that no Person will be treated for purposes of this Section 6(c) as beneficially owning 35% or more of the Voting Securities of the entity resulting from the Business Combination solely as a result of the Voting Securities held in the Company prior to consummation of the Business Combination and (C) at least a majority of the members of the board of directors of the entity resulting from the Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for the Business Combination; or

      (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
            Section 6(c) hereof.

      Notwithstanding anything to the contrary contained in this Section 6, a Person who holds 35% or more of the Voting Securities of the Company on the Effective Date will not be deemed to have acquired 35% or more of the Voting Securities of the Company for purposes of Section 6(a) of this Plan (and as a result, such circumstance shall not constitute a Change in Control) unless after the Effective Date such person acquires, in one or more transactions, additional Voting Securities of the Company representing 1% or more of the then outstanding Voting Securities of the Company it being understood that an increase in the percentage of Voting Securities held by a Person as a result of the Company's repurchase of Voting Securities of the Company is not an acquisition of Voting Securities by such Person.

7. FRACTIONAL SHARES. The Company shall not issue any fractional Common Shares pursuant to this Plan.

8.          ADMINISTRATION OF THE PLAN.

      (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or a subcommittee thereof). To the extent of any such delegation,

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            references in this Plan to the Board shall be deemed to be references to such committee or subcommittee.

      (b) The interpretation and construction by the Board of any provision of this Plan or of any Award Agreement, and any determination by the Board pursuant to any provision of this Plan or of any such Award Agreement, shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

9. AMENDMENT AND TERMINATION OF PLAN. The Board may from time to time and at any time amend or terminate the Plan in whole or in part; provided, however, that any amendment (i) which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal exchange on which the Common Shares are traded or quoted, or
      (ii) which would increase the benefits accruing to Non-Employee Directors, increase the aggregate number of Common Shares that may be issued under the Plan or materially modify the eligibility requirements for participating in the Plan, shall not be effective unless and until the shareholders of the Company have approved such amendment. Notwithstanding anything to the contrary set forth in this Plan, following the IPO in the event the common stock of the Company is no longer listed for trading with a national securities exchange or the Nasdaq National Market System, then all future grants under this Plan shall be suspended until the Board shall take further action with respect thereto.

10. GOVERNING LAW. All issues concerning construction, validity and interpretation of this Plan and all Awards granted hereunder shall be governed by the law of the State of Texas, without regard to such state's conflict of laws rules.

11.         GENERAL PROVISIONS.

      (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders or to limit the rights of the shareholders to remove any Director.

      (b) All notices under this Plan shall be in writing, and if to the Company, shall be delivered to the Secretary of the Company or mailed to its principal executive office addressed to the attention of the Secretary; and if to a Non-Employee Director, shall be delivered personally or mailed to the Non-Employee Director at the address appearing on the records of the Company. Such addresses may be changed at any time by written notice to the other party.

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